UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 7, 2019
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

ITEM 7.01    REGULATION FD DISCLOSURE

On November 7, 2019, Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) (NASDAQ: PPBI), the holding company of Pacific Premier Bank, issued a press release announcing that Steven R. Gardner, Chairman, President and Chief Executive Officer, and Ronald J. Nicolas, Jr., Senior Executive Vice President and Chief Financial Officer, will participate in the Piper Jaffray Western Bank Symposium being held in Santa Monica, California, on November 7, 2019. During the conference, the management team will hold a series of meetings with institutional investors.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is filing an investor presentation relating to its third quarter of 2019 (the “Presentation”), which will be used by the management team for presentations to investors and others. The Presentation replaces and supersedes investor presentation materials previously furnished as exhibits to the Company’s Current Reports on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Presentation is also available on the Company’s website at www.ppbi.com.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PPBI under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release, dated November 7, 2019
99.2	Pacific Premier Bancorp, Inc., Investor Presentation, Third Quarter 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	November 7, 2019	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer